UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05019

Exact name of registrant as specified in charter:	Nicholas-Applegate Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1 – Reports to Stockholders

Nicholas-Applegate®

Growth Equity Fund

DECEMBER 31, 2006	ANNUAL REPORT

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

February 16, 2007

Dear Shareholder:

We would like to help you better understand the process that’s being used to manage the Nicholas-Applegate Growth Equity Fund’s investment portfolio. Our investment management team looks for opportunities that are created when investors underreact to changing information. Using a multifactor quantitative model, the team seeks out companies whose earnings growth is accelerating and then buys shares before the overall market responds. Similarly, the team sells positions when the model identifies slowdowns in earnings growth.

Over this reporting period, the Fund’s investment strategy has contributed to returns that exceeded the average of its peers as measured by the Lipper Mid-Cap Growth Funds Average. Although past performance is not indicative of future returns, this recent performance marks a very positive development for the Fund.

We believe the Fund can play a significant role in a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage risk by not being overly exposed to any particular asset class and it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

We appreciate your confidence in the Nicholas-Applegate Growth Equity Fund.

Sincerely,

Robert F. Gunia, President

Nicholas-Applegate Fund, Inc.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Nicholas-Applegate® Growth Equity Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	13.28%	21.88%	54.59%	—
Class B	12.41	17.22	42.81	—
Class C	12.41	17.22	42.81	—
Class Z	13.52	23.19	N/A	63.39% (3/18/97)
S&P MidCap 400 Index[2]	10.32	67.69	253.95	**
Russell Midcap® Growth Index[3]	10.66	48.40	128.52	***
Lipper Mid-Cap Growth Funds Avg.[4]	8.54	34.26	113.69	****

Average Annual Total Returns[5] as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	7.05%	2.87%	3.86%	—
Class B	7.41	3.05	3.63	—
Class C	11.41	3.23	3.63	—
Class Z	13.52	4.26	N/A	5.14% (3/18/97)
S&P MidCap 400 Index[2]	10.32	10.89	13.47	**
Russell Midcap® Growth Index[3]	10.66	8.22	8.62	***
Lipper Mid-Cap Growth Funds Avg.[4]	8.54	5.88	7.52	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed.

3The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

4The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

5The average annual total returns do take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

** S&P MidCap 400 Index Closest Month-End to Inception cumulative total return is 259.29% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total return is 14.02% for Class Z.

*** Russell MidCap® Growth Index Closest Month-End to Inception cumulative total return is 137.16% for Class Z. Russell MidCap® Growth Index Closest Month-End to Inception average annual total return is 9.26% for Class Z.

**** Lipper Average Closest Month-End to Inception cumulative total return is 130.98% for Class Z. Lipper Average Closest Month-End to Inception average annual total return is 8.62% for Class Z.

Investors cannot invest directly in an index. The returns for the S&P MidCap 400 Index and the Russell Midcap® Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/06
Forest Laboratories, Inc., Pharmaceuticals	2.0%
AMR Corp., Airlines	1.9
Level 3 Communications, Inc., Telecommunications	1.9
Continental Airlines, Inc. (Class “B” Stock), Airlines	1.8
Nordstrom, Inc., Retail/Wholesale Specialty Chain	1.8

Holdings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 12/31/06
Semiconductors	7.2%
Oil, Gas & Consumable Fuels	4.1
Insurance	3.8
Airlines	3.8
Other Commercial/Industrial Services	3.7

Industry weightings are subject to change.

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Investment Subadviser’s Report

Nicholas-Applegate Capital Management

The third-oldest bull market on record staggered through 2006, delivering Wall Street another year of solid gains. Market advances were broad-based: the Dow Jones Industrial Average returned 19.0%, while the Nasdaq Composite and S&P 500 returned 10.4% and 15.8%, respectively. Crosscurrents of optimism and angst swirled from month to month, although by December 31, the positive effects of robust corporate profits and the end of government policy tightening had eclipsed any lingering unease over inflation and economic slowing.

Bullish sentiments prevailed as U.S. investors entered 2006, with the Nasdaq and S&P 500 rising to levels not seen since the height of the technology bubble. Unemployment was near a four-and-a-half year low, and core consumer prices remained contained in spite of rising energy prices. The Federal Open Market Committee (FOMC) convened and raised interest rates twice during the quarter, once with Alan Greenspan as chairman, and once with Mr. Greenspan’s successor, Ben Bernanke, at the helm. Equity gains may have been even bigger if not for resurgent instability among the world’s energy suppliers and new signs of cooling in the housing market.

Stocks exited the second quarter with mixed results. The period was marked by a near-record high close for the Dow Jones Industrials, a technical correction for the Nasdaq Composite and the biggest spike in market volatility since 2003. Most of the market’s significant gains and losses were linked to speculation regarding when the Federal Reserve would ease up, after two years of continuous policy tightening. From a macro standpoint, the U.S. economy showed signs of cooling, but looked healthy. Manufacturing expanded in May, albeit at a slower pace than in April. Consumer spending also decelerated, with most of the May increase in retail sales attributable to higher gasoline prices.

Sunshine returned to Wall Street between June and September, with the Dow Jones Industrials and S&P 500 notching their strongest third-quarter showings in twelve and nine years, respectively. The price of oil, which crested at a record $78.40 per barrel on July 14, sank by as much as 22% through September on slackened concerns over Iran’s nuclear intentions, a mild Atlantic hurricane season and brimming U.S. energy stockpiles. Oil’s retreat led to notably cheaper gasoline and a rebound in consumer confidence following the nine-month low reached in August. Investors were further energized by the August 8 Federal Reserve decision to freeze a two-year campaign of constant interest rate hikes.

2006 ended on an upsurge of optimism, as a Goldilocks economic scenario of not too hot and not too cold disinflationary growth took root. Flat consumer prices in

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

Investment Subadviser’s Report (continued)

November put the twelve-month rise in inflation at just 2%, the top of the Federal Reserve “comfort zone”. Although third quarter Gross Domestic Product (GDP) growth was revised down to 2.0%, a spike in real consumer spending in October and November suggests growth during the final three months of 2006 was markedly higher. Blue chip stocks rallied in the fourth quarter, with the Dow Jones Industrial Average notching a stunning 22% record-high close and closing above 12,500 for the first time on December 27.

Corporate earnings proved to be a bastion of support for investors throughout 2006. According to Thomson Financial, companies within the S&P 500 posted double-digit profit growth for 13 straight quarters through the third quarter of 2006, matching the longest such stretch on record. As a result, corporate earnings as a percent of the U.S. economy rose from 8% in 2001 to 14% in 2006, a 40-year high. Early reports on the fourth quarter of 2006 earnings season suggest profit growth slowed to the high single-digits, led by the financials and materials sectors. U.S. businesses were increasingly at an advantage compared with European competitors in 2006 due to a sharp 10.6% fall in the value of the dollar versus the euro. A depreciating dollar makes American exports relatively less expensive in the global market.

As measured by the Russell family of indices, small-cap stocks outperformed large- and mid-caps stocks in 2006, while value again outperformed growth. Within the mid-cap universe, stocks in nine of 10 sectors advanced. Leadership was provided by the telecommunication services and materials sectors which rallied 34.4% and 31.0%, respectively, during the year. Laggards tended to fall in the energy and healthcare categories, which returned -0.9% and 6.5%, respectively.

Portfolio Specifics

For the 12 months ended December 31, 2006, the Nicholas-Applegate Growth Equity Fund Class A shares gained 7.05%. In comparison, the Standard & Poor’s MidCap 400 Index rose 10.32% and the Russell Midcap Growth Index advanced 10.66%. The Lipper Mid-Cap Growth Funds Average, a measure of peer-group performance, increased 8.54%.

The Fund participated in the 2006 stock market rally, outpacing the gains achieved by both its peer group and the style-appropriate Russell Midcap Growth Index for the year. Outperformance versus the benchmark was centered on the first and fourth quarters, while the Fund trailed the benchmark during the second and third quarters. According to Lipper, the Fund generated higher returns than its peer group during every quarter of 2006.

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Both the Fund and the Russell Midcap Growth Index advanced during the first three months of 2006, with the Fund’s gains outpacing those of the benchmark by a fair margin. Investors benefited from strong stock selection, particularly in the energy sector, where a 20% spike in oil prices bolstered firms like Frontier Oil and Diamond Offshore Drilling. Positions in the materials sector also added value, with the strongest contributions derived from steel giant Nucor Corp. and Martin Marietta Materials Corp. Stock selection was weakest in the telecommunication services sector, due primarily to securities in the index not held by the Fund. Being overweight in industrials stocks helped the Fund, while an underweight in financials detracted from performance.

Rising concerns over inflation and interest rates prompted a sell-off among mid-caps in the second quarter, with the Fund’s losses slightly exceeding those of the benchmark. Unlike the rest of the year, stock selection detracted from Fund performance during the second quarter, most notably in the healthcare and energy sectors. Within healthcare, HMO companies, Cigna and Health Net, lost ground on concerns about rising cost trends for the industry. Stock selection and underweighting made consumer discretionary the largest contributing sector to relative performance, led by cable operator Cablevision Systems and department store retailer J. C. Penney. Cablevision advanced due to strong subscriber growth and the payout of a $10 per share special dividend, while Penney rose on strong sales performance.

The conclusion of government policy tightening in August led to a recovery on Wall Street in the third quarter. The Fund and the benchmark both advanced, but the benchmark’s gains were again slightly higher. From a relative standpoint, investors saw strong stock selection, particularly in the consumer discretionary sector where toy maker, Mattel, and restaurant operator, Cracker Barrel, paced gains. Stock picks were weakest among materials companies, where construction material manufacturer, Eagle Materials, fell due to weakening industry fundamentals, and mining company, Titanium Metals, slipped because of profit taking and sector rotation out of commodity-related names.

Stocks registered strong gains in the fourth quarter, as the U.S. economy gained strength. Reports showed robust durable goods orders, rising retail sales and unemployment at a five-year low. Fund performance outpaced that of the benchmark based on solid stock selection spread across nine of 10 sectors. Picks in the industrials sector contributed most to relative performance. Airline companies, Continental and AMR Corp., spiked due to increased air traffic growth, improved profitability and industry merger speculation. Stock selection in the materials sector also added to

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Investment Subadviser’s Report (continued)

outperformance, led by metal/mineral company Phelps Dodge. Information technology was the only sector to detract from relative performance.

As of December 31, 2006, the Fund was broadly diversified across industries and sectors. Relative to the Russell Midcap Growth Index, the Fund was underweight in the consumer discretionary, information technology and healthcare sectors and overweight in the industrials, consumer staples and materials sectors.

Looking Ahead

Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell Midcap Growth Index in both up and down markets. We are confident that our proprietary stock-selection model, in conjunction with our risk-controlled approach to portfolio construction, will produce strong results for shareholders over the long term.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2006, at the beginning of the period, and held through the six-month period ended December 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nicholas-Applegate Fund, Inc./ Nicholas-Applegate Growth Equity Fund		Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,095.60	1.25%	$6.60
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Class B	Actual	$1,000.00	$1,090.90	2.04%	$10.75
	Hypothetical	$1,000.00	$1,014.92	2.04%	$10.36

Class C	Actual	$1,000.00	$1,090.90	2.04%	$10.75
	Hypothetical	$1,000.00	$1,014.92	2.04%	$10.36

Class Z	Actual	$1,000.00	$1,096.10	1.04%	$5.49
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2006 (to reflect the six-month period).

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Portfolio of Investments

as of December 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.6%
COMMON STOCKS
BASIC MATERIALS 5.0%

Chemicals 2.4%
22,000	Ashland, Inc.	$1,521,960
31,100	International Flavors & Fragrances, Inc.	1,528,876

		3,050,836

Forest Products & Paper 0.8%
22,300	Temple-Inland, Inc.	1,026,469

Metals & Mining 1.8%
22,100	Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	1,231,633
18,300	Nucor Corp.	1,000,278

		2,231,911
CAPITAL GOODS 0.7%

Diversified Manufacturing 0.7%
15,300	ITT Corp.	869,346
COMMERCIAL/INDUSTRIAL SERVICES 4.8%

Construction 1.1%
48,000	Masco Corp.	1,433,760

Other Commercial/Industrial Services 3.7%
9,100	Parker Hannifin Corp.	699,608
71,900	Rollins, Inc.	1,589,709
68,900	Service Corporation International	706,225
23,100	W.W. Grainger, Inc.	1,615,614

		4,611,156
COMMUNICATIONS 5.3%

Internet 2.0%
13,500	Digital River, Inc.(a)	753,165
141,600	Emdeon Corp.(a)	1,754,424

		2,507,589

Media 1.4%
58,900	CBS Corp. (Class B Stock)	1,836,502

Telecommunications 1.9%
420,400	Level 3 Communications, Inc.(a)	2,354,240

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Portfolio of Investments

as of December 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

CONSUMER CYCLICAL 13.3%

Airlines 3.8%
79,600	AMR Corp.(a)	$2,406,308
55,600	Continental Airlines, Inc. (Class B Stock)(a)	2,293,500

		4,699,808

Apparel 2.0%
13,800	NIKE, Inc. (Class B Stock)	1,366,614
23,300	Phillips-Van Heusen Corp.	1,168,961

		2,535,575

Distribution/Wholesale 1.5%
40,500	Genuine Parts Co.	1,920,915

Leisure Equipment & Products 1.8%
98,700	Mattel, Inc.	2,236,542

Retail & Merchandising 2.6%
55,800	Family Dollar Stores, Inc.	1,636,614
11,300	GameStop Corp. (Class A Stock)(a)	622,743
12,900	J. C. Penney Co., Inc.	997,944

		3,257,301

Specialty Retail 1.6%
22,300	CBRL Group, Inc.	998,148
27,500	Office Depot, Inc.(a)	1,049,675

		2,047,823
CONSUMER DISCRETIONARY 1.9%

Restaurants 0.5%
21,050	Brinker International, Inc.	634,868

Tools 1.4%
21,600	Black & Decker Corp.	1,727,352
CONSUMER NON-CYCLICAL 15.8%

Beverages 2.0%
23,100	Hansen Natural Corp.(a)	778,008
22,700	Molson Coors Brewing Co. (Class B Stock)	1,735,188

		2,513,196

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Commercial Services & Supplies 2.7%
37,800	Corrections Corp. of America(a)	$1,709,694
40,900	Equifax, Inc.	1,660,540

		3,370,234

Consumer Products & Services 1.5%
46,400	Estee Lauder Cos., Inc. (Class A Stock)	1,894,048

Food Products 2.9%
60,300	ConAgra Foods, Inc.	1,628,100
44,200	H.J. Heinz Co.	1,989,442

		3,617,542

Healthcare Services 2.7%
12,800	Lincare Holdings, Inc.(a)	509,952
34,700	Quest Diagnostics, Inc.	1,839,100
19,400	Universal Health Services, Inc. (Class B Stock)	1,075,342

		3,424,394

Medical Supplies & Equipment 0.5%
8,900	Zimmer Holdings, Inc.(a)	697,582

Pharmaceuticals 3.5%
49,700	Forest Laboratories, Inc.(a)	2,514,820
18,500	NBTY, Inc.(a)	769,045
29,100	Vertex Pharmaceuticals, Inc.(a)	1,088,922

		4,372,787
CONSUMER NON-DURABLES 5.2%

Drugs & Healthcare 2.8%
19,000	Coventry Health Care, Inc.(a)	950,950
14,200	Humana, Inc.(a)	785,402
67,000	IMS Health, Inc.	1,841,160

		3,577,512

Retail/Wholesale Specialty Chain 2.4%
19,500	Bed Bath & Beyond, Inc.(a)	742,950
45,800	Nordstrom, Inc.	2,259,772

		3,002,722

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Portfolio of Investments

as of December 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

ENERGY 8.9%

Oil, Gas & Consumable Fuels 4.1%
17,200	Helix Energy Solutions Group, Inc.(a)	$539,564
31,600	Rowan Companies, Inc.	1,049,120
60,500	Superior Energy Services, Inc.(a)	1,977,140
32,500	Tidewater, Inc.	1,571,700

		5,137,524

Oil & Gas Equipment & Services 2.3%
46,900	Grant Prideco, Inc.(a)	1,865,213
32,500	Pride International, Inc.(a)	975,325

		2,840,538

Oil & Gas Production/Pipeline 1.9%
8,600	Diamond Offshore Drilling, Inc.	687,484
34,900	ENSCO International, Inc.	1,747,094

		2,434,578

Pipelines 0.6%
46,500	El Paso Corp.	710,520
FINANCIAL SERVICES 12.4%

Diversified Financial Services 2.7%
28,350	First Marblehead Corp. (The)	1,549,328
16,400	Franklin Resources, Inc.	1,806,788

		3,356,116

Financial - Bank & Trust 1.0%
42,800	Synovus Financial Corp.	1,319,524

Financial/Business Services 2.1%
11,800	CIT Group, Inc.	658,086
23,300	Dun & Bradstreet Corp. (The)(a)	1,929,007

		2,587,093

Healthcare Providers & Services 1.3%
12,800	CIGNA Corp.	1,684,096

Insurance 3.8%
29,200	Assurant, Inc.	1,613,300
32,200	CNA Financial Corp.(a)	1,298,304
52,475	W.R. Berkley Corp.	1,810,912

		4,722,516

Real Estate Management/Services 1.5%
55,300	CB Richard Ellis Group, Inc. (Class A Stock)(a)	1,835,960

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

INDUSTRIALS 8.2%

Building Materials 1.2%
34,900	Eagle Materials, Inc.	$1,508,727

Diversified Manufacturers 2.7%
39,600	Dover Corp.	1,941,192
21,500	Teleflex, Inc.	1,388,040

		3,329,232

Electronics 3.4%
51,800	Agilent Technologies, Inc.(a)	1,805,230
19,700	Mettler-Toledo International, Inc.(a)	1,553,345
30,700	Tektronix, Inc.	895,519

		4,254,094

Transportation/Trucking/Shipping 0.9%
34,700	CSX Corp.	1,194,721
TECHNOLOGY 15.6%

Computer Hardware 2.0%
64,500	Advanced Micro Devices, Inc.(a)	1,312,575
143,700	Brocade Communications Systems, Inc.(a)	1,179,777

		2,492,352

Computer Services & Software 3.0%
226,700	Compuware Corp.(a)	1,888,411
35,600	Electronic Data Systems Corp.	980,780
23,000	Network Appliance, Inc.(a)	903,440

		3,772,631

Electronic Components 3.4%
18,400	L-3 Communications Holdings, Inc.	1,504,752
46,500	PerkinElmer, Inc.	1,033,695
36,200	Thomas & Betts Corp.(a)	1,711,536

		4,249,983

Semiconductors 7.2%
178,500	Atmel Corp.(a)	1,079,925
102,600	Intergrated Device Technology, Inc.(a)	1,588,248
24,100	Intersil Corp. (Class A Stock)	576,472
15,500	Lam Research Corp.(a)	784,610
48,000	MEMC Electronic Materials, Inc.(a)	1,878,720

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Portfolio of Investments

as of December 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

87,200	Micron Technology, Inc.(a)	$1,217,312
91,400	Qlogic(a)	2,003,488

		9,128,775
UTILITIES 2.5%

Electric 2.5%
204,800	Dynegy, Inc. (Class A Stock)(a)	1,482,752
50,800	Mirant Corp.(a)	1,603,756

		3,086,508

	Total Investments 99.6% (cost $110,246,392; Note 5)	125,097,498
	Other assets in excess of liabilities 0.4%	452,893

	Net Assets 100%	$125,550,391

(a)	Non-income producing security.

See Notes to Financial Statements.

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The industry classification of long-term portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2006 was as follows:

Semiconductors	7.2%
Oil, Gas & Consumable Fuels	4.1
Insurance	3.8
Airlines	3.8
Other Commercial/Industrial Services	3.7
Pharmaceuticals	3.5
Electronics	3.4
Electronic Components	3.4
Diversified Manufacturing	3.4
Computer Services & Software	3.0
Food Products	2.9
Drugs & Healthcare	2.8
Healthcare Services	2.7
Commercial Services & Supplies	2.7
Diversified Financial Services	2.7
Retail & Merchandising	2.6
Electric	2.5
Chemicals	2.4
Retail/Wholesale Specialty Chain	2.4
Oil & Gas Equipment & Services	2.3
Financial/Business Services	2.1
Apparel	2.0
Beverages	2.0
Internet	2.0
Computer Hardware	2.0
Oil & Gas Production/Pipeline	1.9
Telecommunications	1.9
Leisure Equipment & Products	1.8
Metals & Mining	1.8
Specialty Retail	1.6
Distribution/Wholesale	1.5
Consumer Products & Services	1.5
Real Estate Management & Development	1.5
Media	1.4
Tools	1.4
Healthcare Providers & Services	1.3
Building Materials	1.2
Construction & Mining Equipment	1.1
Financial - Bank & Trust	1.0
Transportation/Trucking/Shipping	0.9
Forest Products & Paper	0.8
Pipelines	0.6
Medical Supplies & Equipment	0.5
Restaurants	0.5

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	17

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments, at value (cost $110,246,392)	$125,097,498
Cash	1,080,386
Dividends receivable	93,922
Receivable for Fund shares sold	47,028
Prepaid expenses	26,799

Total assets	126,345,633

Liabilities
Payable for Fund shares reacquired	352,364
Accrued expenses and other liabilities	327,138
Management fee payable	76,034
Distribution fee payable	39,706

Total liabilities	795,242

Net Assets	$125,550,391

Net assets were comprised of:
Common stock, at par	$109,534
Paid-in capital, in excess of par	326,069,668

326,179,202
Accumulated net realized losses	(215,479,917)
Net unrealized appreciation on investments	14,851,106

Net assets, December 31, 2006	$125,550,391

See Notes to Financial Statements.

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Class A
Net asset value and price per share ($98,740,084 ÷ 8,207,052 shares of common stock issued and outstanding)	$12.03
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price to public	$12.73

Class B
Net asset value, offering price and redemption price per share ($21,468,993 ÷ 2,236,605 shares of common stock issued and outstanding)	$9.60

Class C
Net asset value, offering price and redemption price per share ($3,374,511 ÷ 351,595 shares of common stock issued and outstanding)	$9.60

Class Z
Net asset value, offering price and redemption price per share ($1,966,803 ÷ 158,178 shares of common stock issued and outstanding)	$12.43

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	19

Statement of Operations

Year Ended December 31, 2006

Net Investment Income
Income
Unaffiliated dividend income	$1,113,135
Affiliated dividend income	37,984

Total income	1,151,119

Expenses
Management fee	956,756
Distribution fee—Class A	211,702
Distribution fee—Class B	245,216
Distribution fee—Class C	36,476
Transfer agent’s fees and expenses (including affiliated expenses of $242,500)	350,000
Directors’ fees	100,000
Legal fees and expenses	85,000
Insurance	74,000
Custodian’s fees and expenses	66,000
Reports to shareholders	50,000
Registration fees	50,000
Audit fees and expenses	33,000
Miscellaneous	31,838

Total expenses	2,289,988

Net investment loss	(1,138,869)

Realized And Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	18,604,137
Net change in unrealized appreciation on investments	(1,393,157)

Net gain on investments	17,210,980

Net Increase In Net Assets Resulting From Operations	$16,072,111

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,138,869)	$(1,808,135)
Net realized gain on investment transactions	18,604,137	19,155,780
Net change in unrealized appreciation/depreciation on investments	(1,393,157)	(2,941,973)

Net increase in net assets resulting from operations	16,072,111	14,405,672

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares subscribed	4,819,976	5,575,094
Cost of shares reacquired	(31,939,232)	(37,546,868)

Net decrease in net assets from Fund share transactions	(27,119,256)	(31,971,774)

Total decrease	(11,047,145)	(17,566,102)

Net Assets
Beginning of year	136,597,536	154,163,638

End of year	$125,550,391	$136,597,536

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Fund is an open-end, diversified, management investment company. The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s) to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Company’s Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a

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security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2006, there were no securities valued in accordance with such procedures.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to shareholders. Therefore, no tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	23

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (“NACM” or “Subadviser”); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prior to May 31, 2004, the management fee paid to PI was computed daily and payable monthly at an annual rate of up to .95% of the Fund’s average daily net assets and PI paid NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. Effective June 1, 2004, NACM amended the voluntary fee waiver arrangement (which was in effect through May 31, 2004) to a contractual waiver through April 30, 2006. Under the amended agreement, the management fee paid to PI was computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $40 million of average daily net assets and .70 of 1% in excess of $65 million. PI paid NACM a fee at the annual rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 of 1% of the next $40 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $65 million. Effective May 1, 2006 through April 30, 2007, PI and NACM agreed to a contractual waiver for a one-year period to reduce the management fee paid to PI to .70 of 1% of average daily net assets and the subadvisory rate paid by PI to NACM to .50 of 1% of average daily net assets. During the year ended December 31, 2006, PI earned $956,756 in management fees of which it paid $693,771 to NACM under the foregoing agreements. The effective management fee rate was 0.73% for the year ended December 31, 2006.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution

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fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares.

Such expenses under the Plans were .21 of 1% of average daily net assets of the Class A shares and 1.00% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2006.

PIMS has advised the Fund that it has received approximately $24,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2006. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2006, it received approximately $35,300 and $40 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI and PIMS are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Fund renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the SCA is October 27, 2007. For the period from October 29, 2005 through October 26, 2006, the Fund paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Notes to Financial Statements

Cont’d

transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. For the year ended December 31, 2006, the Fund incurred approximately $77,700 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2006, Prudential Equity Group, LLC (“PEG”), an indirect wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI earned approximately $200 and $900, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments for the year ended December 31, 2006 were $141,801,937 and $168,836,047 respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized losses on the Statements of Assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized losses on investments.

For the year ended December 31, 2006, the adjustments were to decrease accumulated net investment loss and paid-in capital in excess of par by $1,138,869 due to net operating losses. Net investment loss, net realized gain on investment transactions and net assets were not affected by this change.

There were no distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005.

As of December 31, 2006 there were no distributable earnings on a tax basis.

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As of December 31, 2006, the capital loss carryforward for tax purposes was approximately $215,462,000, of which $139,896,000 expires in 2009 and $75,566,000 expires in 2010. During the fiscal year ended December 31, 2006, the Fund utilized approximately $18,439,000 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$110,264,104	$17,357,257	$2,523,863	$14,833,394

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are not subject to a front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2006:
Shares sold	275,962	$3,102,509
Shares reacquired	(2,141,082)	(24,076,300)

Net increase (decrease) in shares outstanding before conversion	(1,865,120)	(20,973,791)
Shares issued upon conversion from Class B	319,803	3,586,496

Net increase (decrease) in shares outstanding	(1,545,317)	$(17,387,295)

Year ended December 31, 2005:
Shares sold	328,209	$3,185,830
Shares reacquired	(2,842,151)	(27,623,813)

Net increase (decrease) in shares outstanding before conversion	(2,513,942)	(24,437,983)
Shares issued upon conversion from Class B	355,180	3,536,839

Net increase (decrease) in shares outstanding	(2,158,762)	$(20,901,144)

Class B
Year ended December 31, 2006:
Shares sold	132,694	$1,193,508
Shares reacquired	(578,570)	(5,204,925)

Net increase (decrease) in shares outstanding before conversion	(445,876)	(4,011,417)
Shares reaquired upon conversion into Class A	(399,761)	(3,586,496)

Net increase (decrease) in shares outstanding	(845,637)	$(7,597,913)

Year ended December 31, 2005:
Shares sold	226,220	$1,768,115
Shares reacquired	(808,688)	(6,349,398)

Net increase (decrease) in shares outstanding before conversion	(582,468)	(4,581,283)
Shares reaquired upon conversion into Class A	(440,105)	(3,536,839)

Net increase (decrease) in shares outstanding	(1,022,573)	$(8,118,122)

Class C
Year ended December 31, 2006:
Shares sold	41,762	$378,554
Shares reacquired	(161,204)	(1,466,105)

Net increase (decrease) in shares outstanding	(119,442)	$(1,087,551)

Year ended December 31, 2005:
Shares sold	63,378	$494,189
Shares reacquired	(338,489)	(2,651,753)

Net increase (decrease) in shares outstanding	(275,111)	$(2,157,564)

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Class z	Shares	Amount
Year ended December 31, 2006:
Shares sold	12,614	$145,405
Shares reacquired	(104,679)	(1,191,902)

Net increase (decrease) in shares outstanding	(92,065)	$(1,046,497)

Year ended December 31, 2005:
Shares sold	12,861	$126,960
Shares reacquired	(93,336)	(921,904)

Net increase (decrease) in shares outstanding	(80,475)	$(794,944)

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 8. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP was previously the Independent Registered Public Accounting Firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	29

Directors in a meeting held on May 1, 2006, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Financial Highlights

DECEMBER 31, 2006	ANNUAL REPORT

Nicholas-Applegate Fund, Inc.

Nicholas-Applegate Growth Equity Fund

Financial Highlights

Class A
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.62

Income from investment operations:
Net investment loss(d)	(.08)
Net realized and unrealized gains (losses) on investments transactions	1.49

Total from investment operations	1.41

Net asset value, end of year	$12.03

Total Return(a)	13.28%
Ratios/Supplemental Data:
Net assets, end of year (000)	$98,740
Average net assets (000)	$100,811
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(.70)%
For Class A, B, C, and Z shares:
Portfolio turnover	108%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09%), respectively, for the year ended December 31, 2004 and 1.90% and (1.67%), respectively, for the year ended December 31, 2003.
(d)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2005	2004		2003		2002

$9.53	$8.35		$6.71		$9.87

(.11)	(.09)		(.12)		(.12)
1.20	1.27		1.76		(3.04)

1.09	1.18		1.64		(3.16)

$10.62	$9.53		$8.35		$6.71

11.44%	14.13%		24.44%		(32.02)%

$103,528	$113,469		$118,846		$112,548
$104,991	$112,356		$113,836		$150,286

1.86%	1.77	%(c)	1.81	%(c)	1.76%
1.65%	1.56	%(c)	1.60	%(c)	1.55%
(.89)%	(1.02	)%(c)	(1.58	)%(c)	(1.53)%

113%	206%		248%		167%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.54

Income from investment operations:
Net investment loss(c)	(.13)
Net realized and unrealized gains (losses) on investments transactions	1.19

Total from investment operations	1.06

Net asset value, end of year	$9.60

Total Return(a)	12.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,469
Average net assets (000)	$24,522
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(1.49)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.47%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2005	2004		2003		2002

$7.72	$6.82		$5.53		$8.19

(.17)	(.13)		(.14)		(.16)
.99	1.03		1.43		(2.50)

.82	.90		1.29		(2.66)

$8.54	$7.72		$6.82		$5.53

10.62%	13.20%		23.33%		(32.48)%

$26,308	$31,691		$36,953		$41,219
$28,229	$33,020		$38,686		$64,374

2.65%	2.56	%(b)	2.60	%(b)	2.55%
1.65%	1.56	%(b)	1.60	%(b)	1.55%
(.90)%	(1.82	)%(b)	(2.38	)%(b)	(2.32)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.54

Income from investment operations:
Net investment loss(c)	(.13)
Net realized and unrealized gains (losses) on investments transactions	1.19

Total from investment operations	1.06

Net asset value, end of year	$9.60

Total Return(a)	12.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,374
Average net assets (000)	$3,648
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(1.49)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89%), respectively, for the year ended December 31, 2004 and 2.69% and (2.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Class C
Year Ended December 31,
2005	2004		2003		2002

$7.72	$6.82		$5.53		$8.19

(.18)	(.13)		(.14)		(.16)
1.00	1.03		1.43		(2.50)

.82	.90		1.29		(2.66)

$8.54	$7.72		$6.82		$5.53

10.62%	13.20%		23.33%		(32.48)%

$4,021	$5,761		$6,765		$6,538
$4,661	$6,089		$6,588		$8,893

2.65%	2.56	%(b)	2.60	%(b)	2.55%
1.65%	1.56	%(b)	1.60	%(b)	1.55%
(.90)%	(1.82	)%(b)	(2.37	)%(b)	(2.32)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.95

Income from investment operations:
Net investment loss(c)	(.06)
Net realized and unrealized gains (losses) on investments transactions	1.54

Total from investment operations	1.48

Net asset value, end of year	$12.43

Total Return(a)	13.52%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,967
Average net assets (000)	$2,416
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.37%
Expenses, excluding distribution and service (12b-1) fees	1.37%
Net investment loss	(.49)%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(b)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (0.90%), respectively, for the year ended December 31, 2004 and 1.69% and (1.46%), respectively, for the year ended December 31, 2003.
(c)	Calculated based on weighted average shares outstanding during the year.

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Class Z
Year Ended December 31,
2005	2004		2003		2002

$9.81	$8.58		$6.88		$10.09

(.10)	(.07)		(.10)		(.11)
1.24	1.30		1.80		(3.10)

1.14	1.23		1.70		(3.21)

$10.95	$9.81		$8.58		$6.88

11.62%	14.47%		24.56%		(31.81)%

$2,740	$3,243		$4,326		$4,533
$2,830	$3,532		$4,523		$8,224

1.65%	1.56	%(b)	1.60	%(b)	1.55%
1.65%	1.56	%(b)	1.60	%(b)	1.55%
(.89)%	(.83	%)(b)	(1.37	)%(b)	(1.32)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Nicholas-Applegate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas-Applegate Growth Equity Fund (the only series of Nicholas-Applegate Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the years in the three-year period then ended, were audited by another independent registered public accounting firm whose report dated February 6, 2006, expressed an unqualified opinion thereon. The financial highlights for the year ended December 31, 2002, were audited by another independent registered public accounting firm whose report dated January 24, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nicholas-Applegate Growth Equity Fund as of December 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the “Manager”).

Independent Directors**

Dann V. Angeloff (71), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisers) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 1999) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust); Trustee, Bjurman, Barry Funds (since 2004) (Micro and Small Cap Growth Fund).

Fred C. Applegate (61), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Private Investor. Formerly President, Nicholas-Applegate Capital Management (August 1984-December 1991). Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (53), Director since 1987*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Coburn Capital (consulting) (since 1991); formerly EVP Edison Schools, Inc. (2006-2007); formerly Senior Vice President, NASDAQ Stock Market (2002-2003); Formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer) (September 1986-June 1991).

Other Directorships held:**** Trustee, Allianz Funds—Director, Ramtrom Corporation (since 2005); Director, Bromwell Funds (since 2003).

Randolph W. Westerfield (65), Director since 2002*** Oversees 1† portfolio in Fund Complex

Principal occupations (last 5 years): Dean Emeritus and Charles B. Thornton Professor of Finance of Marshall School of Business, University of Southern California (2004-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	41

Interested Directors**

Robert F. Gunia (60), President (since 2004) and Director since 1992*/*** Oversees 153 portfolios in Fund Complex

Principal occupations (5 years): Chief Administrative Officer (since September 1999) of PI; Executive Vice President (since December 1996) of PI; President (since April 1999) of PIMS; Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services Inc.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the officers of the Company who are not also Directors is set forth below.

Officers**

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (49), Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48), Chief Compliance Officer Since 2007

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President—Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Lee D. Augsburger (47), Chief Compliance Officer Since 2004; Deputy Chief Compliance Officer Since 2007***

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Charles Field (51), Vice President and Chief Legal Officer Since 2004***

Principal occupations (last 5 years): General Counsel of Nicholas-Applegate Capital Management, Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004); Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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Andrew R. French (44), Assistant Secretary Since 2007

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Alma D. Mercado (48), Assistant Treasurer Since 2007

Principal occupations (last 5 years): Director (since 2000) within Prudential Mutual Fund Administration

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund.

*	“Interested Director”, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI) or the Distributor (Prudential Investment Management Services LLC or PIMS).

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or Officer.

****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	7.05%	2.87%	3.86%	—
Class B	7.41	3.05	3.63	—
Class C	11.41	3.23	3.63	—
Class Z	13.52	4.26	N/A	5.14% (3/18/97)

Average Annual Total Returns (Without Sales Charges) as of 12/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	13.28%	4.04%	4.45%	—
Class B	12.41	3.23	3.63	—
Class C	12.41	3.23	3.63	—
Class Z	13.52	4.26	N/A	5.14% (3/18/97)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap® Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (December 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables on the prior page, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003 through May 31, 2004, Prudential Investments LLC (PI) voluntarily agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. For the period June 1, 2004 through May 31, 2005, PI contractually agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $40 million, and 0.70% thereafter. For the period June 1, 2005 through April 30, 2006, PI contractually agreed to extend this reduced management fee. For the period May 1, 2006 through April 30, 2007, PI has contractually agreed to a reduced management fee of 0.70% of average daily net assets. Without this reduced management fee, the returns would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase and a 12b-1 fee of 1% annually. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the Fund’s website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Fred C. Applegate, Chairman • Dann V. Angeloff • Theodore J. Coburn • Robert F. Gunia • Randolph W. Westerfield

OFFICERS
Robert F. Gunia, President and Chief Executive Officer • Charles Field, Vice President and Chief Legal Officer • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Secretary • Lee Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	8800 Tinicum Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Vedder, Price, Kaufman & Kammholz, P.C.	222 North LaSalle Street Chicago, IL 60601

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A129522    Ed. 02/2007

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board of Directors has designated Mr. Theodore J. Coburn as an “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $29,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2005, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $50,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2006 was $317,300. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2005, so no information for that fiscal year is provided.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia
President and Principal Executive Officer

Date February 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2007

*	Print the name and title of each signing officer under his or her signature.